DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation

(PURSUANT TO NRS 78)

Filed in the office of	Document Number 20060722845-56
Dean Heller	Filing Date and Time 11/08/2006 7:08 AM
Secretary of State State of Nevada	Entity Number E0837352006-2

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	Asset Realization, Inc.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	CHQ Incorporated Name 2235 E. Flamingo Road, Suite 201 G — Las Vegas — Nevada 89119 Street Address — City — Zip Code Optional Mailing Address — City — State — Zip Code
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 105,000,000 Par value: $ .001 Number of shares without par value: 0
4. **Names & Addresses, of Board of Directors/Trustees:** (attach additional page there is more than 3 directors/trustees)	1. Andrew I. Telsey Name 12835 E. Arapahoe Road, Tower One #803 — Englewood — CO — 80112 Street Address — City — State — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5. **Purpose:** (optional-see instructions)	The purpose of this Corporation shall be: See Annexed
6. **Names, Address and Signature of Incorporator.** (attach additional page there is more than 1 incorporator)	Andrew I. Telsey — [signature] Name — Signature 12835 E. Arapahoe Road, Tower One #803 — Englewood — CO — 80112 Address — City — State — Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. [signature] Authorized Signature of R. A. or On Behalf of R. A. Company — NOV 6 2006 Date

This form must be accompanied by appropriate fees.

ARTICLES OF INCORPORATION

OF

ASSET REALIZATION, INC.

The undersigned, being the original incorporator herein named, for the purpose of forming a corporation to do business both within and without the State of Nevada, and in pursuance of the corporation laws of the State of Nevada, being Chapter 78 of the Nevada Revised Statutes, do make and file these Articles of Incorporation hereby declaring and certifying that the facts herein stated are true:

1. The name of the corporation is ASSET REALIZATION, INC.

2. Its principal office in the County of Clark, State of Nevada, is located at 2235 E. Flamingo Road, Suite 201 G, Las Vegas, Nevada 89119. The name of its Resident Agent is CHQ Incorporated.

3. The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

   A. To have and to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

   B. To discount and negotiate promissory notes, drafts, bills of exchange and other evidences of debt, and to collect for others money due them on notes, checks, drafts, bills of exchange, commercial paper or other evidence of indebtedness.

   C. To purchase or otherwise acquire, own, hold, lease, sell, exchange, assign, transfer, mortgage, pledge, or otherwise dispose of, to guarantee, to invest, trade, and deal in and with personal property of every class and description.

   D. To enter into any kind of contract or agreement, cooperative or profit sharing plan with its officers or employees that the corporation may deem fit.

   E. To purchase, lease, or otherwise acquire, in whole or in part, the business, goodwill, rights, franchises and property of every kind, and to undertake the whole or any part of the assets or liabilities, of any person, firm, association, non-profit or profit corporation, or own property necessary or suitable for its

purposes, and to pay the same in cash, in the stocks or bonds of the corporation or otherwise, to hold or in any manner dispose of the whole or any part of the business or property so acquired and to exercise all of the powers necessary or incidental to the conduct of such business.

F. To lend or borrow money and to negotiate and make loans, either on its own account or as agent or broker for others.

G. To enter into, make, perform and carry out contracts of every kind and for any lawful purpose, without limit as to amount with any person, firm, association, cooperative, profit or non-profit corporation, municipality, state or government or any subdivision, district or department thereof.

H. To buy, sell, exchange, negotiate, or otherwise deal in, or hypothecate securities, stocks, bonds, debentures, mortgages, notes or other collateral or securities, created or issued by any corporation wherever organized including this corporation, within such limits as may be provided by law, and while owner of any such stocks or other collateral to exercise all rights, powers and privileges of ownership, including the right to vote the same, and to subscribe for stock of any corporation to be organized, other than to promote the organization thereof.

I. To purchase or otherwise acquire, own, hold, lease, sell, exchange, assign, transfer, mortgage, pledge, license or otherwise dispose of any letters, patents, copyrights, or trademarks of every class and description.

J. To do any and all other such acts, things, business or businesses in any manner connected with or necessary, incidental, convenient or auxiliary to do any of these objectives hereinbefore enumerated, or calculated, directly or indirectly, to promote the interest of the corporation; and in carrying on its purposes, or for the purpose of obtaining or furthering any of its businesses, to do any and all acts and things, and to exercise any and all other powers which a natural person could do or exercise, and which now or hereafter may be authorized by law, here and in any other part of the world.

K. The several clauses contained in this statement of powers shall be construed in each of these clauses and shall be in no way limited or restricted by reference to or inference from the terms of any other clauses, but shall be regarded as independent purposes and powers; and no recitation, expression or declaration of specific or special powers or purposes herein enumerated shall be deemed to be exclusive, but is hereby expressly declared that all other lawful powers not inconsistent herewith are hereby included.

4. The total number of shares of all classes which the corporation shall have authority to issue is 105,000,000 of which 5,000,000 shall be Preferred Shares, $.001 par value per share, and 100,000,000 shall be Common Shares, $.001 par value per share, and the designations, preferences, limitations and relative rights of the shares of each class are as follows:

A. **Preferred Shares**. The corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish it from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and the laws of the State of Nevada in respect to the following:

(1) The number of shares to constitute such series, and the distinctive designations thereof;

(2) The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

(3) Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(4) The amount payable upon shares in event of involuntary liquidation;

(5) The amount payable upon shares in event of voluntary liquidation;

(6) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(7) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(8) Voting powers, if any; and

(9) Any other relative rights and preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series shall be subject.

B. **Common Shares.**

(1) The rights of holders of Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors or the corporation providing for the issuance of one or more series of the Preferred Shares.

(2) The holders of the Common Shares shall be entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

No holder of shares of the corporation of any class shall have any preemptive or preferential right in or preemptive or preferential right to subscribe to or for or acquire any new or additional shares, or any subsequent issue of shares, or any unissued or treasury shares of the corporation, whether now or hereafter authorized, or any securities convertible into or carrying a right to subscribe to or for or acquire any such shares, whether nor or hereafter authorized. All shares are to be non-assessable.

5. The governing board shall be styled "directors" and the number of directors of the corporation shall be fixed by the bylaws, or if the bylaws fail to fix such a number, then by resolution adopted from time to time by the board of directors, provided that the number of directors shall not be less than one (1). One (1) director shall constitute the initial Board of Directors.

The names and addresses of the first Board of Directors are as follows:

Name	Address
Andrew I. Telsey	12835 E. Arapahoe Road Tower One, Penthouse #803 Englewood, CO 80112

6. The name and address of the incorporator of the corporation is as follows:

Name	Address
Andew I. Telsey	12835 E. Arapahoe Rd. Tower One, Penthouse #803 Englewood, CO 80112

7. The period of the corporation's duration is perpetual.

8. The corporation may:

A. Indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct as unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interest of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

B. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

C. To the extent that a director, officer, employee, fiduciary, or agent of the corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in subparagraph A or B of this Article 8, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

D. Any indemnification under subparagraph A or B of this Article 8 (unless ordered by a court) and as distinguished from subparagraph C of this Article shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraph A or B above. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if the Board of Directors so direct, by independent legal counsel in a written opinion, or by the shareholders.

E. Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized in subparagraph C or D of this Article 8 upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this Article 8.

F. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article 8.

9. Provisions for the regulation of the internal affairs of the corporation are contained in the Bylaws of this corporation.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20060735103-57
Dean Heller Secretary of State State of Nevada	Filing Date and Time 11/13/2006 8:11 AM
	Entity Number E0837352006-2

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the required information for each additional entity.

Asset Realization, Inc.
Name of merging entity

Colorado — Jurisdiction
Corporation — Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

and,

Asset Realization, Inc.
Name of surviving entity

Nevada — Jurisdiction
Corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

10/31/06 12:35P P.001 3037689224 Andrew Telsey

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3) (Choose one)

☒ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☐ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Asset Realization, Inc. (a Nevada corporation)
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Asset Realization, Inc. (a Colorado corporation)
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

andrew telsey 3037689224 10/31/06 12:35P P.004

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)

Page 5

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

Asset Realization, Inc.
Name of merging entity

[signature]	President	11-01-06
Signature	**Title**	**Date**

Name of merging entity

Signature	**Title**	**Date**

Name of merging entity

Signature	**Title**	**Date**

Name of merging entity

Signature	**Title**	**Date**

Asset Realization, Inc.
Name of surviving entity

[signature]	President	11-01-06
Signature	**Title**	**Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Exchange
(PURSUANT TO NRS 92A.200)
Page 1

Filed in the office of	Document Number 20060744812-24
Dean Heller Secretary of State State of Nevada	Filing Date and Time 11/16/2006 6:32 AM
	Entity Number E0837352006-2

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than two constituent entities, check box ☐ and attach an 8 1/2" x 11 " blank sheet listing the entities continued from article one.

A Alpha Bail Bonds LLC
Name of *acquired* entity

Colorado
Jurisdiction

Limited Liability Company
Entity type *

and,

Asset Realization, Inc.
Name of *acquiring* entity

Nevada
Jurisdiction

Corporation
Entity type *

2) The undersigned declares that a plan of exchange has been adopted by each constituent entity (NRS 92A.200).

* Corporation, non-profit corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Exchange
(PURSUANT TO NRS 92A.200)
Page 2

ABOVE SPACE IS FOR OFFICE USE ONLY

3) Owner's approval (NRS 92A.200)(options a b,or c must be used for each entity) (if there are more than two constituent entities, check box ☐ and attach an 8 1/2" x 11 " blank sheet listing the entities continued from article three):

(a) Owner's approval was not required from

Name of *acquired* entity, if applicable

and, or;

Name of *acquiring* entity, if applicable

(b) The plan was approved by the required consent of the owners of *-

A Alpha Bail Bonds LLC
Name of *acquired* entity, if applicable

and, or;

Asset Realization, Inc.
Name of *acquiring* entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, an exchange must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the exchange.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Exchange

(PURSUANT TO NRS 92A.200)

Page 3

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of exchange for Nevada non-profit corporation (NRS 92A.160):

The plan of exchange has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of exchange is required by the articles of incorporation of the domestic corporation.

Name of *acquired* **entity, if applicable**

and, or;

Name of *acquiring* **entity, if applicable**

4) Location of Plan of Exchange (check a or b):

☐ (a) The entire plan of exchange is attached;

or,

☒ (b) The entire plan of exchange is on file at the registered office of the acquiring corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the acquiring entity (NRS 92A.200).

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Exchange
(PURSUANT TO NRS 92A.200)
Page 4

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Effective date (optional)*:

6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)** (if there are more than two constituent entities, check box ☐ and attach an 8 1/2 x 11" blank sheet listing the entities continued from article eight):

A Alpha Bail Bonds LLC
Name of acquired entity

Signature	Title	Date
[signature]	Manager	11-01-06

Asset Realization, Inc.
Name of acquiring entity

Signature	Title	Date
[signature]	President	11-01-06

* An exchange takes effect upon filing the articles of exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

**The articles of exchange must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20080605463-94
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/11/2008 10:30 AM
	Entity Number E0837352006-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Asset Realization, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

1. Name of Corporation: World Assurance Group, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 40,000,000

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20100472022-80
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/28/2010 4:00 PM
	Entity Number E0837352006-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

World Assurance Group Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3 has been amended in its entirety pursuant to the attached exhibit A. Exhibit A reflects the amendment to the authorized capital of the company.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 24,000,000

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Jonathan Morgan

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees

AMENDMENT TO
ARTICLES OF INCORPORATION
OF
WORLD ASSURANCE GROUP INC.

Pursuant to the provisions of the Nevada Revised Statutes, as amended, the undersigned corporation enacts the following Amendment to the Articles of Incorporation:

1. The name of the corporation is:

WORLD ASSURANCE GROUP INC.

2. The following amendment to the Articles of Incorporation was approved by the directors on the 18th day of June, 2010, and thereafter duly adopted by the shareholders of the Corporation on the 18th day of June, 2010. There were 38,526,018 shares of common stock issued and outstanding as of June 18, 2010.

- Article 3. Classes and Shares Authorized under ARTICLE III of the Articles of Incorporation shall be deleted in its entirety and Section 1. Classes and Shares Authorized under ARTICLE III shall be as follows:

"Section 1. Classes and Shares Authorized. The authorized capital stock of the corporation shall be 300,000,000 shares of Common Stock, $0.001 par value, and 50,000,000 shares of Preferred Stock, $0.001 par value. No stockholder shall have pre-emptive rights. The Board of Directors may increase of decrease the number of issued and outstanding shares of authorized capital stock with or without correspondingly increasing or decreasing the number of authorized shares of the same class or series."

3. The number of shares of common stock outstanding at the time of the adoption of the amendment was 38,526,018. The total number of shares of common stock voting in favor of such amendment was 24,000,000.

4. The effective date of this Amendment to the Articles of Incorporation shall be upon filing.

150101

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100509010-38
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/12/2010 8:00 AM
	Entity Number E0837352006-2

Certificate of Designation
(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

World Assurance Group Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

the classes of Series A Preferred Stock and Series B Preferred Stock are hereby created in accordance with Attachment A and B, respectively.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X JONATHAN MORGAN.

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

FIRST CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK OF WORLD ASSURANCE GROUP, INC.

Pursuant to Section 78.195 of the Nevada Revised Statutes, World Assurance Group. Inc., a Nevada corporation (the "Corporation"), does hereby certify that pursuant to authority contained in the Amended Articles of Incorporation of the Corporation filed with the Nevada Secretary of State on June 29, 2010, the Corporation's Board of Directors on July 1, 2010 has duly adopted the following resolutions designating 3,500,000 shares of preferred stock, $0.001 par value, as Series A Convertible Preferred Stock (the "Series A Convertible Preferred Stock") that shall contain the following designations and preferences.

Series A Convertible Preferred Stock

The Series A Convertible Preferred Stock has been authorized by the Board of Directors of the Corporation as a new series of preferred stock, which ranks senior and is not subordinated in any respects. So long as any Series A Convertible Preferred Stock is outstanding, the Corporation is prohibited from issuing any series of stock having rights senior to the Series A Convertible Preferred Stock ("Senior Stock"), without the approval of the holder of the outstanding Series A Convertible Preferred Stock. Additionally, so long as any Series A Convertible Preferred Stock is outstanding, the Corporation may not, without the approval of the holder of the outstanding Series A Convertible Preferred Stock, issue any series of stock ranking on parity with the Series A Convertible Preferred Stock ("Parity Stock") as to dividend or liquidation rights or having a right to vote on any matter.

(a) Designation and Amount. 3,500,000 shares are hereby designated "Series A Convertible Preferred Stock" and possess the rights and preferences set forth below.

(b) Initial Value. The initial value of each share of Series A Convertible Preferred Stock (the "Series A Initial Value") is $0.001.

(c) (c) Dividends. The holders of the then outstanding shares of Series A Convertible Preferred Stock shall be entitled to receive, in preference to the holders of any other shares of capital stock of the Corporation, cumulative dividends when and as if they may be declared by the Board out of funds legally available therefore (the "Series A Dividends").. The Series A Dividends shall accrue on the Series A Convertible Preferred Stock commencing on the date of original issuance thereof. All Series A Dividends shall be cumulative, whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends paid on shares of Series A Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Unless full cumulative dividends on the Series A Convertible Preferred Stock have been paid, or declared and sums set aside for the payment thereof, dividends, other than in common stock, $.001 par value per share ("Common Stock"), or other securities of a class or series of stock of the Corporation the terms of which do not expressly provide that it ranks senior to or on a parity with the Series A Convertible Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation, may not be paid, or declared and sums set aside for payment thereof, and other distributions may not be made upon the Common Stock or other shares of capital stock of the Corporation.

(d) Liquidation. Upon occurrence of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary (any such event, a "Liquidating Event"), each holder of shares of Series A Convertible Preferred Stock will be entitled to receive, before any distribution of assets is made to holders of common stock or any other stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends or liquidation rights, but only after all distributions to holders of Series A Preferred Stock as set forth in this Certificate of Designation have been made, an amount per share of Series A Convertible Preferred Stock (this amount, the "Series A Liquidation Amount") equal to 100% of the Series A Initial Value plus the amount of any accrued but unpaid Series A Dividends due thereon for each share up to the date fixed for distribution. After payment of the full Series A Liquidation Amount, holders of shares of Series A Convertible Preferred Stock will not be entitled to participate any further in any distribution of assets by the Corporation. If upon occurrence of a Liquidating Event, the assets of the Corporation available for distribution to its stockholders are insufficient to pay the holders of the Series A Convertible Preferred Stock the full Series A Liquidation Amount, holders of Series A Preferred Convertible Stock will share ratably in any distribution of assets so that each such holder receives, per share, the same percentage of the Series A Liquidation Amount.

Subject to applicable law, any non-cash assets of the Corporation that are legally available for distribution upon liquidation, dissolution, or winding up of the Corporation must be promptly liquidated by a liquidating trust or similar entity.

(e) Conversion. Each share of Series A Convertible Preferred Stock shall be convertible at anytime at the option of the holder thereof into that number of fully paid and nonassessable shares of Common Stock on a conversion basis of one share of Series A Convertible Preferred Stock into one share of Common Stock at a price per share, which price shall be equal to a forty percent (40%) discount from the average bid and ask price for the preceding four business days of the Corporation's common stock trading on the Pink Sheets market (the "Conversion Price"). Any amount of accrued and unpaid dividends due thereon shall also be convertible into shares of Common Stock at the Conversion Price. To convert the Series A Convertible Preferred Stock, the holder thereof shall provide written notice to the Corporation via facsimile and overnight courier setting forth the number of shares of Series A Convertible Preferred Stock being converted and delivery instructions together with certificates evidencing the shares of Series A Convertible Preferred Stock being converted. The Conversion Price and the number of shares of stock or other securities or property into which the Series A Convertible Preferred Stock is convertible are not subject to adjustment relating to any reorganization, merger or sale of assets, reclassification of securities, split, subdivision of combination shares.

(f) Voting Rights. The holders of the Series A Convertible Preferred Stock will not have any voting rights per a share of Series A Convertible Preferred Stock.

(g) Redemption. The Corporation shall have the right to redeem the Series A Convertible Preferred Stock by providing notice to the Series A holder at the redemption price of $0.001 per share. The Corporation shall provide a five-day notice to the Series A Convertible Preferred Stock holder of its intention to redeem the Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock holder shall have a period of five days thereafter to convert the Series A Convertible Preferred Stock as provided above in subsection (e).

The determination of the designation, preferences and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to the Series A Convertible Preferred Stock, was duly made by the Board of Directors pursuant to the provisions of the Restated Articles of Incorporation of the Corporation, and in accordance with the provisions of Section 78-1955 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the Corporation has caused this Designation to be executed this 1st day of July, 2010.

WORLD ASSURANCE GROUP, INC.

By: ______________________ Jonathan Morgan
President/Chief Executive Officer

SECOND CERTIFICATE OF DESIGNATION OF SERIES B CONVERTIBLE PREFERRED STOCK OF WORLD ASSURANCE GROUP, INC.

Pursuant to Section 78.195 of the Nevada Revised Statutes, World Assurance Group, Inc., a Nevada corporation (the "Corporation"), does hereby certify that pursuant to authority contained in the Amended Articles of Incorporation of the Corporation filed with the Nevada Secretary of State on June 29, 2010, the Corporation's Board of Directors on July 1, 2010 has duly adopted the following resolutions designating 5,000,000 shares of preferred stock, $0.001 par value, as Series B Convertible Preferred Stock (the "Series B Convertible Preferred Stock") that shall contain the following designations and preferences.

Series B Convertible Preferred Stock

The Series B Convertible Preferred Stock has been authorized by the Board of Directors of the Corporation as a new series of preferred stock, which ranks junior to the Series A Convertible Preferred Stock. Notwithstanding the Series A Convertible Preferred Stock, so long as any Series B Convertible Preferred Stock is outstanding, the Corporation is prohibited from issuing any series of stock having rights senior to the Series B Convertible Preferred Stock ("Senior Stock"), without the approval of the holder of the outstanding Series B Convertible Preferred Stock. Additionally, so long as any Series B Convertible Preferred Stock is outstanding, the Corporation may not, without the approval of the holder of the outstanding Series B Convertible Preferred Stock, issue any series of stock ranking on parity with the Series B Convertible Preferred Stock ("Parity Stock") as to dividend or liquidation rights or having a right to vote on any matter.

(a) Designation and Amount. 5,000,000 shares are hereby designated "Series B Convertible Preferred Stock" and possess the rights and preferences set forth below.

(b) Initial Value. The initial value of each share of Series B Convertible Preferred Stock (the "Series A Initial Value") is $0.001.

(c) (c) Dividends. The holders of the then outstanding shares of Series B Convertible Preferred Stock shall not be entitled to receive dividends

(d) Liquidation. Upon occurrence of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary (any such event, a "Liquidating Event"), each holder of shares of Series B Convertible Preferred Stock will be entitled to receive, before any distribution of assets is made to holders of common stock or any other stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends or liquidation rights, but only after all distributions to holders of Series B Preferred Stock as set forth in this Certificate of Designation have been made, an amount per share of Series B Convertible Preferred Stock (this amount, the "Series B Liquidation Amount") equal to 100% of the Series B Initial Value plus the amount of any accrued but unpaid Series B Dividends due thereon for each share up to the date fixed for distribution. After payment of the full Series B Liquidation Amount, holders of shares of Series B Convertible Preferred Stock will not be entitled to participate any further in any distribution of assets by the Corporation. If upon occurrence of a Liquidating Event, the assets of the Corporation available for distribution to its stockholders are insufficient to pay the holders of the Series B Convertible Preferred Stock the full Series B Liquidation Amount, holders of Series B Preferred Convertible Stock will share ratably in any distribution of assets so that each such holder receives, per share, the same percentage of the Series B Liquidation Amount.

Subject to applicable law, any non-cash assets of the Corporation that are legally available for distribution upon liquidation, dissolution, or winding up of the Corporation must be promptly liquidated by a liquidating trust or similar entity.

(e) Conversion. Each share of Series B Convertible Preferred Stock shall be convertible at anytime at the option of the holder thereof into that number of fully paid and nonassessable shares of Common Stock at a ratio of one share of Series B Preferred Stock to one thousand (1,000) shares of Common Stock of the Corporation (1:1,000). To convert the Series B Convertible Preferred Stock, the holder thereof shall provide written notice to the Corporation via facsimile and overnight courier setting forth the number of shares of Series B Convertible Preferred Stock being converted and delivery instructions together with certificates evidencing the shares of Series B Convertible Preferred Stock being converted. The Conversion Price and the number of shares of stock or other securities or property into which the Series B Convertible Preferred Stock is convertible are not subject to adjustment relating to any reorganization, merger or sale of assets, reclassification of securities, split, subdivision of combination shares.

(f) Voting Rights. The holders of the Series B Convertible Preferred Stock will have voting rights of 1,000 votes per share of Series B Convertible Preferred Stock.

(g) Redemption. The Corporation shall have the right to redeem the Series B Convertible Preferred Stock by providing notice to the Series B holder at the redemption price of $0.001 per share. The Corporation shall provide a five-day notice to the Series B Convertible Preferred Stock holder of its intention to redeem the Series B Convertible Preferred Stock. The Series B Convertible Preferred Stock holder shall have a period of five days thereafter to convert the Series B Convertible Preferred Stock as provided above in subsection (e).

The determination of the designation, preferences and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to the Series B Convertible Preferred Stock, was duly made by the Board of Directors pursuant to the provisions of the Articles of Incorporation of the Corporation, and in accordance with the provisions of Section 78-1955 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the Corporation has caused this Designation to be executed this 1st day of July, 2010.

WORLD ASSURANCE GROUP, INC.

By: [signature] Jonathan Moncal.
President/Chief Executive Officer

LV1 530227v4 09/26/07

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: www.nvsos.gov

Amendment to Certificate of Designation Before Issuance of Class or Series

(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20100536067-70
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/20/2010 2:30 PM
	Entity Number E0837352006-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955 - Before Issuance of Class or Series)

1. Name of corporation:

World Assurance Group, Inc.

2. The original class or series of stock set forth:

Series A Preferred Stock

3. By a resolution of the board of directors the original class or series is amended as follows:

The class of Series A Preferred Stock is hereby amended in accordance with Attachment A.

4. As of the date of this certificate no shares of the class or series of stock have been issued.

5. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

6. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

**AMENDMENT TO
FIRST CERTIFICATE OF DESIGNATION OF SERIES A CONVERTIBLE
PREFERRED STOCK OF WORLD ASSURANCE GROUP, INC.**

Pursuant to Section 78.195 of the Nevada Revised Statutes, World Assurance Group, Inc., a Nevada corporation (the "Corporation"), does hereby certify that pursuant to authority contained in the Amended Articles of Incorporation of the Corporation filed with the Nevada Secretary of State on June 29, 2010, the Corporation's Board of Directors on July 15 2010 has duly adopted the following resolutions designating 3,500,000 shares of preferred stock, $0.001 par value, as Series A Convertible Preferred Stock (the "Series A Convertible Preferred Stock") that shall contain the following designations and preferences.

Series A Convertible Preferred Stock

The Series A Convertible Preferred Stock has been authorized by the Board of Directors of the Corporation as a new series of preferred stock, which ranks senior and is not subordinated in any respects. So long as any Series A Convertible Preferred Stock is outstanding, the Corporation is prohibited from issuing any series of stock having rights senior to the Series A Convertible Preferred Stock ("Senior Stock"), without the approval of the holder of the outstanding Series A Convertible Preferred Stock. Additionally, so long as any Series A Convertible Preferred Stock is outstanding, the Corporation may not, without the approval of the holder of the outstanding Series A Convertible Preferred Stock, issue any series of stock ranking on parity with the Series A Convertible Preferred Stock ("Parity Stock") as to dividend or liquidation rights or having a right to vote on any matter.

(a) Designation and Amount. 3,500,000 shares are hereby designated "Series A Convertible Preferred Stock" and possess the rights and preferences set forth below.

(b) Initial Value. The initial value of each share of Series A Convertible Preferred Stock (the "Series A Initial Value") is $0.001.

(c) Dividends. The holders of the then outstanding shares of Series A Convertible Preferred Stock shall be entitled to receive, in preference to the holders of any other shares of capital stock of the Corporation, cumulative dividends when and as if they may be declared by the Board out of funds legally available therefore (the "Series A Dividends"),. The Series A Dividends shall accrue on the Series A Convertible Preferred Stock commencing on the date of original issuance thereof. All Series A Dividends shall be cumulative, whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends paid on shares of Series A Convertible Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. Unless full cumulative dividends on the Series A Convertible Preferred Stock have been paid, or declared and sums set aside for the payment thereof, dividends, other than in common stock, $.001 par value per share ("Common Stock"), or other securities of a class or series of stock of the Corporation the terms of which do not expressly

provide that it ranks senior to or on a parity with the Series A Convertible Preferred Stock as to dividend distributions and distributions upon the liquidation, winding-up and dissolution of the Corporation, may not be paid, or declared and sums set aside for payment thereof, and other distributions may not be made upon the Common Stock or other shares of capital stock of the Corporation.

(d) Liquidation. Upon occurrence of a liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary (any such event, a "Liquidating Event"), each holder of shares of Series A Convertible Preferred Stock will be entitled to receive, before any distribution of assets is made to holders of common stock or any other stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends or liquidation rights, but only after all distributions to holders of Series A Preferred Stock as set forth in this Certificate of Designation have been made, an amount per share of Series A Convertible Preferred Stock (this amount, the "Series A Liquidation Amount") equal to 100% of the Series A Initial Value plus the amount of any accrued but unpaid Series A Dividends due thereon for each share up to the date fixed for distribution. After payment of the full Series A Liquidation Amount, holders of shares of Series A Convertible Preferred Stock will not be entitled to participate any further in any distribution of assets by the Corporation. If upon occurrence of a Liquidating Event, the assets of the Corporation available for distribution to its stockholders are insufficient to pay the holders of the Series A Convertible Preferred Stock the full Series A Liquidation Amount, holders of Series A Preferred Convertible Stock will share ratably in any distribution of assets so that each such holder receives, per share, the same percentage of the Series A Liquidation Amount.

Subject to applicable law, any non-cash assets of the Corporation that are legally available for distribution upon liquidation, dissolution, or winding up of the Corporation must be promptly liquidated by a liquidating trust or similar entity.

(e) Conversion. Each share of Series A Convertible Preferred Stock shall be convertible at anytime at the option of the holder thereof into that number of fully paid and nonassessable shares of Common Stock on a conversion basis of one share of Series A Convertible Preferred Stock into one share of Common Stock at a price per share, which price shall be equal to forty percent (40%) of the average bid price (60% discount from the average bid) for the preceding four business days of the Corporation's common stock trading on the Pink Sheets market (the "Conversion Price"). Any amount of accrued and unpaid dividends due thereon shall also be convertible into shares of Common Stock at the Conversion Price. To convert the Series A Convertible Preferred Stock, the holder thereof shall provide written notice to the Corporation via facsimile and overnight courier setting forth the number of shares of Series A Convertible Preferred Stock being converted and delivery instructions together with certificates evidencing the shares of Series A Convertible Preferred Stock being converted. The Conversion Price and the number of shares of stock or other securities or property into which the Series A Convertible Preferred Stock is convertible are not subject to adjustment relating to any reorganization, merger or sale of assets, reclassification of securities, split, subdivision of combination shares.

(f) Voting Rights. The holders of the Series A Convertible Preferred Stock shall have 1,500 votes per share of Series A Convertible Preferred Stock.

(g) Redemption. The Corporation shall have the right to redeem the Series A Convertible Preferred Stock by providing notice to the Series A holder at the redemption price of $2.50 per share. The Corporation shall provide a five-day notice to the Series A Convertible Preferred Stock holder of its intention to redeem the Series A Convertible Preferred Stock. The Series A Convertible Preferred Stock holder shall have a period of five days thereafter to convert the Series A Convertible Preferred Stock as provided above in subsection (e).

(h) Availability of Common Stock on Conversion. The Corporation shall keep in reserve at all times, sufficient shares of Common Stock to satisfy conversion of all issued and outstanding shares. No shares shall be convertible by the holder thereof unless on the date of the proposed conversion the Corporation shall have available shares of common stock which are authorized, un-issued and not reserved for any other event or contingency, in an amount sufficient to convert all of the shares of Series A Preferred Stock shares issued and outstanding on the date of the proposed conversion. If the Corporation does not keep sufficient shares in reserve, it shall amend its Articles of Incorporation, or otherwise adjust its capital structure, so as to provide for conversion of the shares of Series A Preferred Stock, as soon as practicable after receiving written demand for conversion from a holder of the shares of Series A Preferred Stock. Non-availability of common stock sufficient to satisfy conversion of the shares of Series A Preferred Stock shall not in any way affect the voting rights of the shares of Series A Preferred Stock. Such voting rights of the shares of Series A Preferred Stock are additional to any conversion rights the shares of Series A Preferred Stock have.

The determination of the designation, preferences and the relative, participating, optional or other rights, and the qualifications, limitations or restrictions thereof, relating to the Series A Convertible Preferred Stock, was duly made by the Board of Directors pursuant to the provisions of the Restated Articles of Incorporation of the Corporation, and in accordance with the provisions of Section 78-1955 of the Nevada Revised Statutes.

IN WITNESS WHEREOF, the Corporation has caused this Amended Designation to be executed this ____ day of July, 2010.

WORLD ASSURANCE GROUP, INC.

By: ______________________________
President/Chief Executive Officer

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20130143981-72
Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/28/2013 3:29 PM
	Entity Number E0837352006-2

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

World Assurance Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is: Five Billion (5,000,000,000) shares of $0.001 par value each, which shares shall be designated "Common Stock"; and Fifty Million (50,000,000) shares of $0.001 par value each, which shares shall be designated "Preferred Stock", and which may be issued in one or more series at the discretion of the Board of Directors.
[See attached for remaining language.]

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 80%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A

AMENDED ARTICLES OF INCORPORATION OF WORLD ASSURANCE GROUP, INC.

PURSUANT TO SECTIONS 78.380 AND 78.390 OF THE NEVADA REVISED STATUTES

World Assurance Group, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

1. These Amended Articles of Incorporation, which amend the provisions of the Articles of Incorporation, as heretofore amended, have been duly adopted by the Board of Directors of the Corporation and by action by written consent of the stockholders of the Corporation in lieu of a meeting, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes ("N.R.S.") and, upon filing with the Secretary of State of the State of Nevada in accordance with Section 78.320 of the N.R.S., shall thenceforth supersede the original Articles of Incorporation, as heretofore amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Articles of Incorporation of the Corporation.

3. The text of the Articles of Incorporation, as heretofore amended, is hereby amended to read as follows:

ARTICLE IV

Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is: Five Billion (5,000,000,000) shares of $0.001 par value each, which shares shall be designated "Common Stock"; and Fifty Million (50,000,000) shares of $0.001 par value each, which shares shall be designated "Preferred Stock", and which may be issued in one or more series at the discretion of the Board of Directors. The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the power, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Business Corporation Act.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
[signature]	20140407830-79
Ross Miller	Filing Date and Time: 06/03/2014 10:35 AM
Secretary of State	Entity Number
State of Nevada	E0837352006-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

World Assurance Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

See attached Exhibit A: Amended Articles of Incorporation for the 1:50 reverse stock split, and restated Article IV.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 85%

4. Effective date and time of filing: (optional) Date: June 16, 2014 Time: 8:00 am

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A

AMENDED ARTICLES OF INCORPORATION OF WORLD ASSURANCE GROUP, INC.

PURSUANT TO SECTIONS 78.380 AND 78.390 OF THE NEVADA REVISED STATUTES

World Assurance Group, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

1. These Amended Articles of Incorporation, which amend the provisions of the Articles of Incorporation, as heretofore amended, have been duly adopted by the Board of Directors of the Corporation and by action by written consent of the stockholders of the Corporation in lieu of a meeting, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes ("N.R.S.") and, upon filing with the Secretary of State of the State of Nevada in accordance with Section 78.320 of the N.R.S., shall thenceforth supersede the original Articles of Incorporation, as heretofore amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Articles of Incorporation of the Corporation.

2. The text that will be included in the Articles of Amendment to effect the reverse stock split in a ratio of one-for-fifty (1 – 50) is as follows:

> "As of the beginning of the first business day (the "Effective Date") after the filing of this Amendment every fifty (50) issued, outstanding and authorized shares of the Corporation's Common Stock automatically shall be combined and reconstituted into one share of Common Stock, par value $0.001 per share, of the Corporation, thereby giving effect to a one-for-fifty reverse stock split without further action of any kind (the "Reverse Stock Split"). Each holder of a certificate or certificates that immediately prior to the Effective Date represented outstanding shares of Common Stock shall be entitled to receive, upon surrender of such certificates to the Corporation for cancellation, a certificate or certificates representing the number of whole shares (rounded up to the nearest whole shares) of Common Stock held by such holder on the Effective Date after giving effect to the Reverse Stock Split. No fractional shares of Common Stock shall be issued in the Reverse Stock Split; instead, stockholders who would otherwise be entitled to fractional shares will receive a share of common stock in lieu of such fraction. No other exchange, reclassification or cancellation of issued shares shall be effected by this Amendment."

3. The text of the Articles of Incorporation, as heretofore amended, is hereby amended to read as follows:

ARTICLE IV

Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is: one hundred million (100,000,000) shares of $0.001 par value each, which shares shall be designated "Common Stock"; and Fifty Million (50,000,000) shares of $0.001 par value each, which shares shall be designated "Preferred Stock", and which may be issued in one or more series at the discretion of the Board of Directors. The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the power, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Business Corporation Act.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
Barbara K. Cegavske Secretary of State State of Nevada	20150165793-99
	Filing Date and Time: 04/13/2015 8:00 AM
	Entity Number: E0837352006-2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

World Assurance Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1: The name of the corporation is

Power Clouds Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 93%

4. Effective date and time of filing: (optional) Date: 4/24/15 Time: 5:00 pm

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090203

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	**20180495996-93**
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time **11/15/2018 12:37 PM**
	Entity Number **E0837352006-2**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Power Clouds Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1: The name of the corporation is

Alternus Energy Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57%

4. Effective date and time of filing: (optional) Date: 11/27/18 Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number **20180505741-53**
	Filing Date and Time **11/26/2018 12:16 PM**
	Entity Number **E0837352006-2**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Altemus Energy Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article III: Capital Stock.

See attached Exhibit A for the complete amended Article III.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X ____________________
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A

AMENDED ARTICLES OF INCORPORATION OF POWER CLOUDS INC.

PURSUANT TO SECTIONS 78.380 AND 78.390 OF THE NEVADA REVISED STATUTES

Power Clouds Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

1. These Amended Articles of Incorporation, which amend the provisions of the Articles of Incorporation, as heretofore amended, have been duly adopted by the Board of Directors of the Corporation and by action by written consent of the stockholders of the Corporation in lieu of a meeting, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes ("N.R.S.") and, upon filing with the Secretary of State of the State of Nevada in accordance with Section 78.320 of the N.R.S., shall thenceforth supersede the original Articles of Incorporation, as heretofore amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Articles of Incorporation of the Corporation.

3. The text of the Articles of Incorporation, as heretofore amended, is hereby amended to read as follows:

ARTICLE III

Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue is: Four Hundred Fifty Million (450,000,000) shares of $0.001 par value each, which shares shall be designated "Common Stock"; and Fifty Million (50,000,000) shares of $0.001 par value each, which shares shall be designated "Preferred Stock", and which may be issued in one or more series at the discretion of the Board of Directors. The Board of Directors is hereby vested with authority to fix by resolution or resolutions the designations and the power, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation, the dividend rate, conversion or exchange rights, redemption price and liquidation preference, of any series of shares of Preferred Stock and to fix the number of shares constituting any such series, and to increase or decrease the number of shares of any such series (but not below the number of shares thereof then outstanding). In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution or resolutions originally fixing the number of shares of such series. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Business Corporation Act.